POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                     /S/ JOSEPH L. DIONNE
                                                    ----------------------------
                                                         Joseph L. Dionne

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared Joseph L. Dionne, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 24th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:


                                             /S/ LOURDES PALOMARES
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Lourdes Palomares
                                             Notary Public State of Florida
                                             Commission No. CC 409654
                                             My Commission Exp. Sept. 22, 1998

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                    /S/ EDWARD T. FOOTE II
                                                   ----------------------------
                                                        Edward T. Foote II

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared Edward T. Foote II, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 18th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ C.D. SELL
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             C.D. Sell
                                             Notary Public State of Florida
                                             Commission No. CC 645343
                                             My Commission Exp. 07/20/2001

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                      /S/ DAVID I. FUENTE
                                                    ----------------------------
                                                          David I. Fuente

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared David I. Fuente, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 15th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ RENEE GALLO
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Renee Gallo
                                             Notary Public State of Florida
                                             Commission No. CC 530826
                                             My Commission Exp. March 18, 2000

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                     /S/ JOHN A. GEORGES
                                                    ----------------------------
                                                         John A. Georges

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared John A. Georges, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 24th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ LOURDES PALOMARES
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Lourdes Palomares
                                             Notary Public State of Florida
                                             Commission No. CC 409654
                                             My Commission Exp. Sept. 22, 1998

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                    /S/ VERNON E. JORDAN, JR.
                                                    ----------------------------
                                                        Vernon E. Jordan, Jr.

DISTRICT OF COLUMBIA   )
                       ) ss:


Before me appeared Vernon E. Jordan, Jr., personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 15th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ DEBORAH A. JOHNSON
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Deborah A. Johnson
                                             Notary Public District of Columbia
                                             My Commission Exp. May 14, 2000

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                       /S/ LYNN M. MARTIN
                                                    ----------------------------
                                                           Lynn M. Martin

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared Lynn M. Martin, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 24th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ LOURDES PALOMARES
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Lourdes Palomares
                                             Notary Public State of Florida
                                             Commission No. CC 409654
                                             My Commission Exp. Sept. 22, 1998

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                       /S/ PAUL J. RIZZO
                                                    ----------------------------
                                                           Paul J. Rizzo

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared Paul J. Rizzo, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 24th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ LOURDES PALOMARES
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Lourdes Palomares
                                             Notary Public State of Florida
                                             Commission No. CC 409654
                                             My Commission Exp. Sept. 22, 1998

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                     /S/ CHRISTINE A. VARNEY
                                                    ----------------------------
                                                         Christine A. Varney

STATE OF FLORIDA     )
                     ) ss:

COUNTY OF DADE )

Before me appeared Christine A. Varney, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 24th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ LOURDES PALOMARES
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Lourdes Palomares
                                             Notary Public State of Florida
                                             Commission No. CC 409654
                                             My Commission Exp. Sept. 22, 1998

My commission expires:

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Vicki A. O'Meara and Edward R. Henderson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Ryder System, Inc. Form S-8 Registration Statements and/or the Post-Effective Amendments to the Form S-8 Registration Statements for the Ryder System, Inc. 1995 Stock Incentive Plan, Ryder System, Inc. Stock Purchase Plan for Employees, and the Ryder Student Transportation Services, Inc. Retirement/Savings Plan, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with the New York Stock Exchange, Chicago Stock Exchange, and Pacific Exchange, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                        /S/ ALVA O. WAY
                                                    ----------------------------
                                                            Alva O. Way

STATE OF NEW YORK      )
                       ) ss:

COUNTY OF NEW YORK )

Before me appeared Alva O. Way, personally known to me and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me this 16th day of June, 1998 that he or she executed said instrument for the purposes therein expressed.

                                             Witness my hand and official seal:

                                             /S/ THERESA C. GUARINO
                                             ----------------------------
                                             Notary Public
                                             Official Notary Seal
                                             Theresa C. Guarino
                                             Notary Public State of New York
                                             Commission No. 01GU5074579
                                             My Commission Exp. March 17, 1999

My commission expires: